UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2021

PAVMED INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37685	47-1214177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Grand Central Place, Suite 4600, New York, New York	10165
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 949-4319

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	PAVM	The Nasdaq Stock Market LLC
Series Z Warrants to Purchase Common Stock	PAVMZ	The Nasdaq Stock Market LLC
Series W Warrants to Purchase Common Stock	PAVMW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.

The information disclosed under Item 5.07 is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On March 4, 2021, PAVmed Inc. (the “Company”) held a special meeting of stockholders (the “2021 Special Meeting”). Stockholders representing a majority of the shares outstanding and entitled to vote were present in person or by proxy. The stockholders approved all the matters considered at the 2021 Special Meeting, each of which is set forth below along with a tally of the votes on such matter.

As described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on January 27, 2021 (the “Definitive Proxy Statement”), certain of the proposals were previously submitted for consideration by the Company’s stockholders at the Company’s annual meeting of stockholders held on July 24, 2020. Because there may have been uncertainty regarding the validity or effectiveness of the approval of these proposals at the annual meeting due to the treatment of broker non-votes, the Company resubmitted these proposals for ratification and/or approval at the 2021 Special Meeting.

1. (a) A proposal to approve the issuance of shares of the Company’s common stock to Alto Opportunity Master Fund, SPC – Segregated Master Portfolio B (“Alto B”) under the Senior Convertible Note issued by the Company in April 2020, for purposes of Nasdaq Listing Rule 5635.

The issuance was approved, as follows:

For	Against	Abstain	Broker Non-Votes
35,311,119	2,581,198	178,581	—

(b) A proposal to approve the issuance of shares of the Company’s common stock to Alto B under the Senior Secured Convertible Note issued by the Company in August 2020, for purposes of Nasdaq Listing Rule 5635.

The issuance was approved, as follows:

For	Against	Abstain	Broker Non-Votes
35,309,728	2,588,120	173,050	—

A fuller description of the transactions with Alto B is set forth on pages 7 to 16 of the Definitive Proxy Statement, which description is incorporated herein by reference.

Notwithstanding the approval, no shares will be issued under the convertible notes, as the Company repaid the convertible notes in full on March 2, 2021, as previously disclosed.

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2. A proposal to ratify and approve an amendment to the Company’s 2014 Long-Term Incentive Equity Plan, as amended (the “2014 Plan”), to increase total number of shares of the Company’s common stock available under the 2014 Plan by an additional 2,000,000 shares, from 7,951,081 shares to 9,951,081 shares.

The amendment to the 2014 Plan was ratified and approved, as follows:

For	Against	Abstain	Broker Non-Votes
32,036,498	5,571,790	462,610	—

A fuller description of the 2014 Plan, as amended, is set forth on pages 17 to 24 of the Definitive Proxy Statement, which description is incorporated herein by reference. The description of the 2014 Plan from the Definitive Proxy Statement does not purport to be complete and is qualified in its entirety by reference to the full text of the 2014 Plan, which is included as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

3. A proposal to ratify and approve an amendment to the Company’s Employee Stock Purchase Plan (the “ESPP”) to increase the total number of shares authorized for employee purchase by 500,000 shares, from 250,000 shares to 750,000 shares.

The amendment to the ESPP was ratified and approved, as follows:

For	Against	Abstain	Broker Non-Votes
35,212,394	2,247,024	611,480	—

A fuller description of the ESPP, as amended, is set forth on pages 25 to 30 of the Definitive Proxy Statement, which description is incorporated herein by reference. The description of the ESPP from the Definitive Proxy Statement does not purport to be complete and is qualified in its entirety by reference to the full text of the ESPP, which is included as Exhibit 10.2 to this current report on Form 8-K and is incorporated herein by reference.

Because each of the foregoing proposals were approved, the proposal to approve the adjournment of the 2021 Special Meeting, if necessary, to solicit additional proxies, was not presented.

In addition, effective as of March 1, 2021, the base salaries of Lishan Aklog, M.D., the Chairman and Chief Executive Officer of the Company, and Dennis M. McGrath, the President and Chief Financial Officer of the Company, were increased to rates of $613,000 per year and $438,000 per year, respectively. In addition, effective as of such date, the board of directors of Lucid Diagnostics, Inc. (“Lucid”), a subsidiary of the Company, granted restricted stock awards to each of Dr. Aklog and Mr. McGrath. Dr. Aklog was granted 400,000 shares of restricted stock of Lucid and Mr. McGrath was granted 400,000 shares of restricted stock of Lucid. Each award vests on the second anniversary of the grant.

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Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Fourth Amended and Restated 2014 Long-Term Incentive Equity Plan (incorporated by reference to Annex A of the Definitive Proxy Statement on Schedule 14A filed on January 27, 2021).

10.2	Employee Stock Purchase Plan (incorporated by reference to Annex B of the Definitive Proxy Statement on Schedule 14A filed on January 27, 2021).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2021	PAVMED INC.

	By:	/s/ Dennis McGrath
Dennis McGrath
President and Chief Financial Officer

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